UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 5, 2015

Northern Power Systems Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

British Columbia	000-55184	98-1181717
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

29 Pitman Road, Barre, Vermont		05641
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	802-461-2955

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On January 5, 2015, Northern Power Systems Corp. (the "Company"), issued a press release announcing that the Company filed a registration statement on Form S-1 relating to a proposed initial U.S. public offering of its common shares. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northern Power Systems Corp.

January 6, 2015	By:	/s/ Elliot J. Mark

Name: Elliot J. Mark
Title: Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated January 5, 2015, issued by Northern Power Systems Corp.